EXHIBIT 10.73


                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered into on July 29, 2004, by and between Trinity Learning Corporation, a Utah corporation (the "Company"), and Oceanus Value Fund, L.P. (the "Buyer").

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement entered into between the Company and the Buyer dated concurrently herewith (the "Securities Purchase Agreement"). As used in this Agreement, the following terms shall have the specified meanings:

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "Blackout Period" shall have the meaning set forth in Section 2(c).

     "Board" shall have the meaning set forth in Section 2(c).

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the City of New York or the State of New York are authorized or required by law or other government actions to close.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Company's no par value common stock.

     "Effectiveness Date" means the 120th day following the Financing Deadline.

     "Effectiveness Period" shall have the meaning set forth in Section 2(a).

     "Event" shall have the meaning set forth in Section 8(d).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Filing Date" means the 30th day following the Financing Deadline.

     "Financing Deadline" means the 90th day following the Closing Date.

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     "Holder" or "Holders" means the holder or holders, as the case may be, from time-to-time of Registrable Securities.

     "Indemnified Party" shall have the meaning set forth in Section 6(c).

     "Indemnifying Party" shall have the meaning set forth in Section 6(c).

     "Losses" shall have the meaning set forth in Section 6(a).

     "Note" means the 12% Senior Secured Promissory Note of the Company, the form of which is attached as Exhibit A to the Securities Purchase Agreement, issued or to be issued to the Buyer pursuant to the Securities Purchase Agreement.

     "OTC Bulletin Board" shall mean the over-the-counter electronic bulletin board market.

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     "Registrable Securities" means (i) any shares of Common Stock issuable pursuant to Section 5 of the Note (the "Conversion Shares") or upon the exercise of the Warrant (the "Warrant Shares"), (ii) any shares issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the Conversion Shares or Warrant Shares and (iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, the Conversion Shares and/or Warrant Shares.

     "Registration  Statement" means each registration statement contemplated by
Section 2(a), including (in each case) the Prospectus, any amendments and supplements to such registration statement or Prospectus (including pre- and post-effective amendments), all exhibits thereto, and all material incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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     "Rule  158" means Rule 158 under the  Securities  Act,  as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 415" means Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Special Counsel" means any special counsel to a Holder, for which such Holder will be reimbursed by the Company pursuant to Section 5.

     2. Registration.

     (a) Required Registration. In the event that the Company has not completed a financing of any kind of at least $1,000,000 (excluding the financing pursuant to the Securities Purchase Agreement) by the Financing Deadline, on or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form Form SB-2 (unless the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date (except where the Company's audited financial statements are stale, in which case by the earlier of 90 days after the Effectiveness Date or the date that current audited financial statements have been filed by the Company as part of a Form 10-KSB), and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (i) the date when all Registrable Securities covered by such Registration Statement have been sold or
(ii) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k), as determined by counsel to the Company or the Buyer pursuant to a written opinion letter addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). If at any time during the Effectiveness Period (i) the maximum number of Conversion Shares and Warrant Shares exceeds (A) the number of shares of Common Stock initially registered in respect of the Conversion Shares and the Warrant Shares minus (B) the number of Conversion Shares and Warrant Shares, if any, already sold by the Holder pursuant to the Registration Statement and (ii) such excess exists for a period of more than ten (10) Business Days in any thirty (30) day period, the Company shall be required to file an amendment to the Registration Statement or an additional Registration Statement with respect to such excess shares within ten (10) Business Days after such conditions have been met (except where the Company's audited financial statements are stale, in which case within 100 calendar days after such conditions have been met), and the Company shall thereafter use its best efforts to cause such amendment or additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than ninety (90) days after filing.

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     (b) Shelf  Registration.  No later than  thirty  (30) days  after  becoming eligible to file a registration statement for a secondary or resale offering of the Registrable Securities on Form S-3, the Company shall prepare and file with the Commission a post-effective amendment to the Registration Statement filed in accordance with Section 2(a) above so as to continue the registration of all Registrable Securities pursuant to a "shelf" Registration Statement on Form S-3 allowing all Registrable Securities to be sold on a continuous basis pursuant to Rule 415. Notwithstanding anything to the contrary contained herein, at no time during the Effectiveness Period shall any of the Registrable Securities cease being registered.

     (c) Delay in Filing or Effectiveness. Anything in this Agreement to the contrary notwithstanding, if (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction, available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose in the Registration Statement, then, upon written notice to each Holder, the Company may postpone or suspend the filing or effectiveness of a Registration Statement for a period not to exceed 20 consecutive days; provided, however, that the Company may not postpone or suspend its obligations under Section 2(a) for more than 45 days in the aggregate during any 12 month period (each, a "Blackout Period") and no such postponement or suspension arising out of the same set of facts, circumstances or transactions shall be permitted for consecutive 20 day periods.

     3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

     (a) Initial Filing. Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form SB-2 (or, if the Company is not then eligible to register for resale the Registrable Securities on that Form, such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof specified by the Holder in writing (unless otherwise directed by the Holder in writing), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to each Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of each Holder and such Special Counsel and (ii) at the request of a Holder, cause the Company's officers, directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which a Holder or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

     (b) Amendments. (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such amendments to a Registration Statement and/or additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended, to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, (iii) respond as promptly as possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as possible provide to each Holder true and complete copies of all correspondence from and to the Commission relating to any Registration Statement or amendment and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with the intended methods of disposition by each Holder thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

     (c) Related Matters. Notify each Holder of Registrable Securities to be sold and any Special Counsel as promptly as possible (and, in the case of clause
(i)(A) below, not less than five (5) Business Days prior to such filing) (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and
(C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose and (vi) of the occurrence of any event that makes any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) Withdrawal and Suspension. Use its best efforts to avoid the issuance of, or, if issued, at the earliest practicable time obtain the withdrawal of,
(i) any order suspending the
effectiveness of a Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

     (e) Incorporation of Certain Matters. If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Company reasonably agrees should be included therein and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated therein.

     (f) Copies. To the extent requested by any Holder, provide to each Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto (including financial statements and schedules, documents incorporated or deemed to be incorporated therein by reference, and all exhibits), such documents to be provided promptly after their filing with the Commission.

     (g) Delivery. Promptly deliver to each Holder and any Special Counsel, without charge, as many copies of the Prospectus or Prospectuses and each amendment or supplement thereto as they may reasonably request; and the Company hereby consents to the use of each such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offer and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     (h) Blue Sky Matters. (A) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing and (B) keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and perform or do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of those Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

     (i) Preparation of Certificates. Cooperate with each Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and cause such certificates to be in such denominations and registered in such names as each Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

     (j)  Misrepresentation.  Upon the occurrence of any event  contemplated  by
Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (k) Listing and Quotation. Use its best efforts to cause all Registrable Securities relating to a Registration Statement to be quoted on the OTC Bulletin Board and any securities exchange, quotation system or other market on which similar securities issued by the Company are then listed or quoted as and when required pursuant to the Securities Purchase Agreement.

     (l) Rule 158. Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement.

     4. Additional Matters.

     (a) Holder Information. In connection with the Registration Statement, each selling Holder shall be required to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of such Registration Statement or any supplemented Prospectus and/or amended Registration Statement.

     (b) Reference to Holder. If the Registration Statement refers to any Holder by name as the holder of any securities of the Company, then such Holder shall have the right to require the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement that is filed subsequent to the time that such reference ceases to be required by the Securities Act or any similar federal statute then in force.

     (c) Holder Covenants. Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under a Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors and Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with the sale of Registrable Securities pursuant to such Registration Statement.

     (d) Discontinuance. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (vi) of Section 3(c), such Holder will immediately discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     5. Registration Expenses All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not a Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made by or with the OTC Bulletin Board and each securities exchange, quotation system or other market on which Registrable Securities are required hereby to be listed or quoted, (B) with respect to filings required to be made with the Commission and
(C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for each Holder in connection with Blue Sky qualifications of the Registrable Securities and any determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for the Registrable Securities and of printing Prospectuses, if the printing of Prospectuses is requested by the Holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, to a maximum amount of $10,000.00, (v) Securities Act liability insurance, if the Company so desires such insurance and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including any costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing or quoting of the Registrable Securities on the OTC Bulletin Board or any securities exchange, quotation system or other market on which Registrable Securities are required to be listed or quoted.

     6. Indemnification.

     (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, defend, indemnify and hold harmless each Holder, each officer, director, manager, owner, agent, broker (including brokers who offer and sell Registrable Securities as principals as a result of a pledge or any failure to perform under a margin call), investment advisor and employee of each Holder, each Person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each officer, director, manager, owner, agent and employee of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, reasonable costs (including, without limitation, costs of investigation, preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement or any Prospectus or any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder which was furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder for use in the Registration Statement or such Prospectus or in any amendment or supplement thereto. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder.

     (b) Indemnification by Holder. Each Holder shall, severally and not jointly, defend, indemnify and hold harmless the Company, the Company's directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in a Registration Statement, any Prospectus or any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in such Registration Statement or such Prospectus or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in such Registration Statement or such Prospectus or any amendment or supplement thereto. Notwithstanding anything to the contrary contained herein, a Holder shall be liable under this Section 6(b) for only that amount which does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

     (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding or (iii) the named parties to any such Proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent both the Indemnified Party and the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that the Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require the Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that the Indemnified Party is not entitled to indemnification hereunder).

     (d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred in connection with any Proceeding to the extent there would have been indemnification for such fees or expenses if the indemnification provided in this Section was available in accordance with its terms. Notwithstanding anything to the contrary contained herein, a Holder shall be liable or required to contribute under this Section 6(d) for only such amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning provided in the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any liability that an Indemnifying Party may have to an Indemnified Party.

     7. Rule 144. As long as any Holder owns a Note, Additional Shares, Conversion Shares, a Warrant or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable extension period) all reports required to be filed by the Company pursuant to
Section 13 or 15(d) of the Exchange Act and to promptly furnish each Holder with true and complete copies of all such filings. As long as any Holder owns a Note, Additional Shares, Conversion Shares, a Warrant or Warrant Shares, if the
Company is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, it will prepare and furnish to each Holder and make publicly available in a timely fashion the information specified in Rule 144(c)(2). The Company further covenants that it will take such further action as any Holder may reasonably request to the extent required from time to time to enable each Holder to sell Additional Shares, Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemption provided by Rule 144, including providing any legal opinions of counsel to the Company referred to in the Securities Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with the foregoing requirements.

     8. Miscellaneous.

     (a) Remedies. In the event of a breach by a party hereto of any of their obligations under this Agreement, each non-breaching party, in addition to being entitled to exercise all rights granted by law or under this Agreement (including recovery of damages) will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The Company and the Buyer also acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Securities Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Securities Purchase Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     (b) No Inconsistent Agreements. Neither the Company nor any of its Affiliates has, as of the date hereof, entered into and currently in effect, nor shall the Company or any of its Affiliates on or after the date of this Agreement enter into, any agreement with respect to its securities that is inconsistent with the rights granted to each Holder in this Agreement or otherwise conflicts with the provisions hereof, except for registration rights provisions disclosed in a Schedule to the Securities Purchase Agreement or in the SEC Documents (as defined in the Securities Purchase Agreement). Except for registration rights provisions disclosed in a Schedule to the Securities Purchase Agreement or in the SEC Documents, neither the Company nor any of its Affiliates has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of each Holder and are not otherwise in conflict with the provisions of this Agreement. The foregoing notwithstanding, this Section 8(b) shall not prohibit the Company from entering into any agreements concerning the registration of securities on Form S-8 or Form S-4.

     (c) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering the Registrable Securities, the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (or their then equivalents relating to equity securities to be issued solely in connection with the acquisition of an entity or business, or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Holder written notice of such decision and if, within thirty (30) days after receipt of such notice, any Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holder, to the extent necessary to permit the disposition of such Registrable Securities; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 5 hereof) and
(ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this
Section 8(c) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities which each Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 8(c) that are eligible for sale pursuant to Rule 144(k). In the case of an underwritten public offering, if the managing underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company, after consultation with the managing underwriter(s), should reasonably determine that the inclusion of the Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of a Holder, then (A) if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), or (B) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other Persons as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other Persons (other than the Company).

     (d) Failure to File Registration Statement and Other Events. The Company and the Buyer agree that the Holders will suffer damages if a Registration Statement required by Section 2(a) above is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period, or if certain other events occur. The Company and the Buyer further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) a required Registration Statement is not filed on or prior to the Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date (or in the event an additional Registration Statement is filed because the actual number of Conversion Shares and/or Warrant Shares exceeds the number of shares of Common Stock initially registered is not filed and declared effective within the time periods set forth in Section 2(a)), (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rules promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a required Registration Statement will not be "reviewed," or is not subject to further review, (iii) a required Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, (iv) trading in the Common Stock shall be suspended or if the Common Stock ceases to be quoted on the OTC Bulletin Board for any reason for more than thirty (30) days in the aggregate, (v) the conversion or exercise rights of a Holder are suspended for any reason, including by the Company or (vi) the Company breaches in a material respect any covenant or other material term or condition to this Agreement, the Note, the Securities Purchase Agreement or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty (30) days after written notice thereof to the Company (any such circumstance, failure or breach being referred to as an "Event"), the Company shall pay in cash as liquidated damages for such failure and not as a penalty to each Holder an amount equal to 2% of such Holder's pro rata share of the principal amount of the Note then outstanding for each thirty (30) day period until the applicable Event has been cured, which shall be pro rated for periods of less than thirty (30) days (the "Periodic Amount"). Subject to a Holder's right to add such accrued liquidated damages on to the principal amount of the Note (as provided in the Note), payments to be made pursuant to this Section 8(d) shall be due and payable immediately upon demand in immediately available funds. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by a Holder if a Registration Statement is not filed on or prior to the Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

     (e) Specific Enforcement; Consent to Jurisdiction. Each of the Company and the Buyer hereby (i) irrevocably submits to the jurisdiction of any federal or state court sitting in the State of Kansas for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Securities Purchase Agreement and (ii) waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Buyer consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(e) shall affect or limit any right to serve process in any other manner permitted by law.

     (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, shall not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof shall not be given, unless the same shall be in writing and signed by the Company and the applicable Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates generally to the rights of the Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, waived, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (g) Notices. Any and all communications required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective as provided in Section 8(f) of the Securities Purchase Agreement. The addresses for such communications shall be as provided in Section 8(f) of the Securities Purchase Agreement or such other address or addresses as any party may most recently have designated in writing to the other parties hereto.

     (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holder(s). The Buyer may assign its rights hereunder in the manner and to the Persons as permitted herein or in the Securities Purchase Agreement.

     (i) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Note, the Warrant or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders and to their subsequent successors and assigns.

     (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) such document with the same force and effect as if such facsimile signature were the original thereof.

     (k) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Kansas without regard to the principles of conflict of laws. The parties hereto agree that a final, non-appealable judgment in any suit or proceeding with respect to this Agreement shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (l) Cumulative Remedies. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and that any other remedy that would otherwise be available to such party at law or in equity shall also be available. The parties also intend that the rights and remedies hereunder be cumulative, so that exercise of any one or more of such rights or remedies shall not preclude the later or concurrent exercise of any other rights or remedies.

     (m) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (n) Headings; Interpretation. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of, this

Agreement. As used herein, (i) the neuter gender includes the masculine or feminine and the singular number includes the plural, and vice versa, as the context may require and (ii) unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next Business Day following such Saturday, Sunday or public or legal holiday. Each party intends that this Agreement be deemed and construed to have been jointly prepared by the parties. As a result, the parties agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

     (o) Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage and shall not be counted as outstanding.

     (p) Notice of Effectiveness. Within two (2) business days after a Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable
Securities and to the Buyer (with copies to the Holders whose Registrable Securities are included in such Registration Statement, if other than the Buyer) confirmation that the Registration Statement has been declared effective by the Commission.

     (q) Attorney's Fees. If any party to this Agreement shall bring any action for relief against the other arising out of or in connection with this Agreement, in addition to all other remedies to which the prevailing party may be entitled, the losing party shall be required to pay to the prevailing party a reasonable sum for attorney's fees and costs incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney's fees and costs incurred in enforcing such judgment. For the purposes of this Section, attorney's fees shall include, without limitation, fees incurred with respect to the following: (i) post-judgment motions, (ii) contempt proceedings, (iii) garnishment, levy and debtor and third party debtor and third party examinations, (iv) discovery and (v) bankruptcy litigation.

     (r) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first written above.


                                    TRINITY LEARNING CORPORATION


                                    By:_______________________________
                                                President

                                    By:_______________________________
                                                Secretary


                                    OCEANUS VALUE FUND, L.P.


                                    By: Oceanus Asset Management, L.L.C.,
                                        General Partner

                                    By:_______________________________
                                    Title:____________________________